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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 8, 2004 in the Registration Statement on Form S-4 and the related Prospectus of Thermadyne Holdings Corporation for the registration of $175,000,000 of 9 1/4 percent Senior Subordinated Debt.

                                             /s/ Ernst & Young LLP

St. Louis, Missouri
April 12, 2004